UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

AvePoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
525 Washington Blvd, Suite 1400 Jersey City, NJ		07310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 793-1111

Apex Technology Acquisition Corporation 533 Airport Blvd, Suite 400, Burlingame, CA 94010

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVPT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AVPTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Overview

On July 1, 2021 (the “Closing Date”), AvePoint, Inc., a Delaware corporation (“Legacy AvePoint”), Apex Technology Acquisition Corporation, a Delaware corporation (“Apex”), Athena Technology Merger Sub, Inc., a Delaware corporation (“Merger Sub 1”) and Athena Technology Merger Sub 2, LLC, a Delaware limited liability company (“Merger Sub 2”, and together with Merger Sub 1, the “Merger Subs”), consummated the closing of the transactions contemplated by the Business Combination Agreement and Plan of Reorganization, dated November 23, 2020, by and among Apex, Legacy AvePoint and Merger Subs, as amended by Amendment No. 1, dated December 30, 2020, Amendment No. 2, dated March 8, 2021 and Amendment No. 3, dated May 18, 2021 (the “Business Combination Agreement”), following the approval at a special meeting of the stockholders of Apex held on June 30, 2021 (the “Special Meeting”).

Pursuant to the terms of the Business Combination Agreement, a business combination of Legacy AvePoint and Apex was effected by the merger of Merger Sub 1 with and into Legacy AvePoint (the “First Merger”), with Legacy AvePoint surviving the First Merger as a wholly-owned subsidiary of Apex, and promptly following the First Merger, Legacy AvePoint was merged with and into Merger Sub 2 (the “Second Merger”), with Merger Sub 2 surviving the Second Merger (the “Surviving Entity”) as a wholly-owned subsidiary of Apex (the Second Merger together with the First Merger, the “Mergers” and, collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). Following the consummation of the Mergers on the Closing Date, the Surviving Entity changed its name to AvePoint US, LLC and Apex changed its name from Apex Technology Acquisition Corporation to AvePoint, Inc. (the “Company”).

In connection with Special Meeting and the Business Combination, holders of 17,372 shares of Apex common stock, par value $0.0001 per share (“Apex Common Stock”), or 0.05% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.05 per share, for an aggregate redemption amount of $174,582.

Conversion and Exchange of Equity in the Business Combination

At the effective time of the First Merger (the “Effective Time”), as a result of the First Merger, each share of Legacy AvePoint preferred stock, par value $0.001 per share (“Legacy AvePoint Preferred Stock”) that was then issued and outstanding was cancelled and converted into the right to receive the following: (x) the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) equal to (1) (A) (i) the aggregate amount of shares of Common Stock distributable to the holders of the Legacy AvePoint Preferred Stock in the First Merger multiplied by the Per Share Amount (as defined below), minus (ii) $135 million, divided by (B) $10.00, divided by (2) the aggregate number of shares Legacy AvePoint common stock, par value $0.001 per share (“Legacy AvePoint Common Stock”) issuable upon the conversion of the Legacy AvePoint Preferred Stock immediately prior to the Effective Time; (y) an amount in cash equal to (i) $135 million in cash (subject to deduction for the aggregate amount of the PIPE financing fees payable by the holders of the Legacy AvePoint Preferred Stock in the First Merger), divided by the aggregate number of shares Legacy AvePoint Common Stock issuable upon the conversion of the Legacy AvePoint Preferred Stock immediately prior to the Effective Time; and (z) the number of shares of Common Stock equal to the aggregate amount of the contingent consideration, if any, that is distributed to the holders Legacy AvePoint securities, divided by the fully diluted number of Legacy AvePoint securities.

At the Effective Time, as a result of the First Merger, each share of Legacy AvePoint Common Stock issued and outstanding immediately prior to the Effective Time (excluding any dissenting shares and shares held by certain executives of Legacy AvePoint) (such shares, the “Named Executive Shares”) was cancelled and converted into the right to receive the following: (x) an amount in cash equal to (1) the gross merger consideration divided by the number of fully diluted number of Legacy AvePoint securities (the “Per Share Amount”), multiplied by (2) the applicable percentage of cash elected to be received by the applicable holder of such shares (subject to withholding such holder’s pro rata share of the PIPE financing fees payable by such holder); (y) the number of shares of Common Stock equal to (1) (A) the Per Share Amount, multiplied by (B) the difference obtained by subtracting applicable percentage of cash elected to be received by the applicable holder of such shares from one, divided by (2) $10.00; provided that if the aggregate amount of cash elected by all such holders of Legacy AvePoint Common Stock prior to any adjustment pursuant to this proviso exceeded the aggregate amount of cash available for distribution to such holders of Legacy AvePoint Common Stock, then the cash election percentage was cut back on a proportionate basis until the amount of cash available for distribution to such holders of Legacy AvePoint Common Stock pursuant to such adjusted elections equaled the maximum amount of cash available for distribution to such holders of Legacy AvePoint Common Stock.

Immediately prior to the Effective Time, certain executives of Legacy AvePoint (the “Named Executives”) contributed the Named Executive Shares to Apex in exchange for (x) with respect to certain of the Named Executive Shares, an amount in cash equal to the Per Share Amount (subject to withholding such Named Executive’s pro rata share of the PIPE financing fees payable by such holder) and (y) with respect to remaining Named Executive Shares, a number of shares of Common Stock equal to (1) the Per Share Amount, divided by (2) $10.00; provided that if the aggregate amount of cash elected by all holders of Legacy AvePoint Common Stock other than the Named Executives prior to any adjustment pursuant to this proviso exceeded the aggregate amount of cash available for distribution to such holders of Legacy AvePoint Common Stock, then the number of Named Executive Shares contributed to Apex in exchange for cash was decreased on a proportionate basis (and the number of Named Executive Shares contributed to Apex in exchange for shares of Common Stock was increased by an equivalent amount) until the amount of cash available for distribution to such holders of Legacy AvePoint Common Stock pursuant to the adjusted elections equaled the maximum amount of cash available for distribution to such holders of Legacy AvePoint Common Stock.

At the Effective Time, as a result of the First Merger, each share of common stock, par value $0.001 per share, of Merger Sub 1 issued and outstanding immediately prior to the Effective Time was cancelled and converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of Legacy AvePoint, the surviving corporation in the First Merger.

At the Effective Time, as a result of the First Merger, each option to purchase Legacy AvePoint Common Stock that was outstanding immediately prior to the Effective Time, whether vested or unvested (other than certain options held by the Named Executives (such options, the “Named Executive Cash-Settled Options”) and options granted pursuant to a PRC stock option award to employees and other service providers in the People’s Republic of China (such options, the “PRC Options”), was cancelled and converted into an option to purchase a number of shares of Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Legacy AvePoint Common Stock subject to such Legacy AvePoint option immediately prior to the Effective Time and (y) the Per Share Amount divided by $10.00 (the “Exchange Ratio”), at an exercise price per share (rounded up to the nearest whole cent) equal to (1) the exercise price per share of such Legacy AvePoint option immediately prior to the Effective Time, divided by (2) the Exchange Ratio. Except as specifically provided in the Business Combination Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Legacy AvePoint option immediately prior to the Effective Time. At the Effective Time, as a result of the First Merger, each PRC Option was cancelled. Each cancelled PRC Option will be replaced and substituted with the award of a new stock option to purchase a number of shares of Common Stock pursuant to the Equity Incentive Plan equal to the product of (rounded down to the nearest whole number) of (A) the number of shares of Legacy AvePoint common Stock subject to such PRC Option immediately prior to the Effective Time and (B) the Exchange Ratio, at an exercise price (rounded up to the nearest whole cent) equal to (i) the exercise price per share of such PRC Option immediately prior to the Effective Time, divided by (ii) the Exchange Ratio. The replacement stock options will be credited with vesting to the same extent as the PRC Options being replaced, and the new replacement awards will be subject to the same vesting schedule and exercisability provisions. In other respects, the such new stock options will be governed by the terms and conditions of the 2021 Equity Incentive Plan (the “Equity Incentive Plan”).

At the Effective Time, as a result of the First Merger, each Named-Executive Cash Settled-Option that was outstanding as of immediately prior to the Effective Time was cancelled and converted into the right to receive an amount of cash equal to (x) the number of shares of Legacy AvePoint Common Stock subject to such Named-Executive Cash Settled Option as of immediately prior to the Effective Time multiplied by (y) (1) the Per Share Amount, minus (2) the exercise price attributable to such Named-Executive Cash Settled Option.

Promptly following the Effective Time, upon the effective time of the Second Merger, as a result of the Second Merger, each share of common stock of Legacy AvePoint, the surviving corporation in the First Merger issued and outstanding immediately prior to the effective time of such Second Merger was cancelled and converted into one newly issued, fully paid and non-assessable common membership unit of the Surviving Entity.

A description of the Business Combination and the terms of the Business Combination Agreement are included in the final prospectus and definitive proxy statement, dated June 2, 2021 (the “Proxy Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 71 of the Proxy Statement/Prospectus. The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

PIPE Subscription Agreements

On the Closing Date, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 14,000,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $140.0 million, pursuant to separate subscription agreements entered into effective as of November 23, 2020, as amended (each, a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Company granted certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the closing of the Business Combination (the “Closing”). A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Subscription Agreements” on page 90 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the Form of PIPE Subscription Agreement and Form of Amendment No. 1 to PIPE Subscription Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, the Company, certain stockholders of Apex and certain stockholders, officers and directors of Legacy AvePoint entered into a Lock-Up Agreement (each, a “Lock-Up Agreement”). The terms of the Lock-up Agreement are described in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Lock-Up Agreements” on page 89 of the Proxy Statement/Prospectus. Holders of 100,003,796 shares of Common Stock are subject to a Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, that certain Registration Rights Agreement, dated September 16, 2019, was amended and restated, and certain persons and entities receiving shares of Common Stock pursuant to the Business Combination Agreement and certain persons and entities holding securities of Apex prior to the Closing entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Registration Rights Agreement” on page 89 of the Proxy Statement/Prospectus. Following the Closing, holders of 100,413,555 shares of Common Stock (including up to 405,000 shares issuable upon the exercise of warrants to purchase Common Stock) are entitled to certain registration rights.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Amended HSBC Loan Agreement; Pledge Agreement and Limited Guaranty

In April 2020, Legacy AvePoint entered into a loan and security agreement (the “Loan Agreement”) with HSBC Ventures Bank USA Inc. (“HSBC”), a commercial bank.

On July 1, 2021, Legacy AvePoint effected an assignment of its existing rights and obligations under the Loan Agreement to AvePoint US, LLC, a wholly-owned subsidiary of the Company, through entry into a limited consent and first amendment to the Loan Agreement (the “Amended Loan Agreement”) and an assignment and assumption agreement (the “Assignment and Assumption Agreement”). In addition, the Company’s board of directors approved the Company’s entry into a pledge agreement (the “Pledge Agreement”) and limited guaranty (the “Limited Guaranty”) in favor of HSBC, pursuant to which the Company pledged 100% of the AvePoint US, LLC equity held by it (the “Pledged Equity”) as collateral in support of the borrower’s obligations under the Amended Loan Agreement and further provided a payment guarantee to HSBC on behalf of AvePoint US, LLC equal to the value of the Pledged Equity and capped at the amount actually borrowed under the Amended Loan Agreement.

The Amended Loan Agreement’s substantive economic terms were not amended from the original Loan Agreement. The Amended Loan Agreement provides for a revolving line of credit of up to $30.0 million, with an additional $20.0 million accordion feature for additional capital which AvePoint US, LLC may draw at its request. Borrowings under the line bear interest at a rate equal to LIBOR plus 3.5%. The line carries an unused fee of 0.5% per year. The proceeds of borrowings under the Amended Loan Agreement will be used for general corporate purposes. Currently, there is no outstanding balance under the revolving line of credit.

AvePoint US, LLC, on a consolidated basis with its subsidiaries, is required to maintain a specified adjusted quick ratio, tested by the bank each quarter. Pursuant to the Amended Loan Agreement, AvePoint US, LLC pledged, assigned, and granted HSBC a security interest in all shares of its subsidiaries, future proceeds, and assets as security for its obligations under the Amended Loan Agreement. The line will mature on April 7, 2023.

To date, AvePoint US, LLC is in compliance with all covenants under the Amended Loan Agreement and has not borrowed under the Amended Loan Agreement.

The foregoing description of the Amended Loan Agreement, the Assignment and Assumption Agreement, the Pledge Agreement and the Limited Guaranty is qualified in its entirety by the full text of the forms of such agreements, copies of which are attached hereto as Exhibits 10.21, 10.22, 10.23 and 10.24 and incorporated herein by reference.

Item 2.01 Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	180,272,767 shares of Common Stock; and

•	17,905,000 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as Apex was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Apex, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•

the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	the Company’s financial and business performance following the Business Combination, including financial projections and business metrics;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the implementation, market acceptance and success of the Company’s business model and growth strategy;

•	the Company’s expectations and forecasts with respect to the size and growth of the cloud industry and digital transformation in general and Microsoft’s products and services in particular;

•	the ability of the Company’s products and services to meet customers’ compliance and regulatory needs;

•	the Company’s ability to compete with others in the digital transformation industry;

•	the Company’s ability to grow its market share;

•	the Company’s ability to attract and retain qualified employees and management;

•

the Company’s ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand its product offerings and gain market acceptance of its products, including in new geographies;

•	the Company’s ability to develop and maintain its brand and reputation;

•	developments and projections relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

•	the impact of the COVID-19 pandemic on customer demands for cloud services;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act; and

•	the Company’s future capital requirements and sources and uses of cash.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 18 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

In addition, statements that “AvePoint believes” or “Apex believes” and similar statements reflect AvePoint’s or Apex’s beliefs and opinions on the relevant subject. These statements are based upon information available to AvePoint or Apex, as the case may be, as of the date of the Proxy Statement/Prospectus, and while AvePoint or Apex, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Business and Properties

The business and properties of Apex and Legacy AvePoint prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About Apex” and “Information About AvePoint” beginning on pages 167 and 115, respectively, of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 18 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information and other data as of and for the years ended December 31, 2018, 2019 and 2020 and as of and for the three months ended March 31, 2020 and 2021 for Legacy AvePoint is included in the section titled “Selected Historical Financial Information of AvePoint” beginning on page 12 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 53 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy AvePoint prior to the Business Combination are described in the Proxy Statement/Prospectus in the section titled “AvePoint Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 145 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” beginning on page 183 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is described in the Proxy Statement/Prospectus in the section titled “AvePoint’s Executive Compensation” beginning on page 136 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Messrs. Gong, Jiang and Brown, copies of which are attached hereto as Exhibits 10.17, 10.18 and 10.19, respectively, and incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the sections titled “AvePoint’s Executive Compensation—Non-Employee Director Compensation” on page 142 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person known by the Company to be the beneficial owner of more than 5% of Common Stock upon the Closing of the Business Combination;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 180,272,767 shares of Common Stock issued and outstanding as of the Closing Date.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
Entities affiliated with Sixth Street(2)	28,500,592	15.8%
Named Executive Officers and Directors:
Xunkai Gong(3)	17,848,331	9.9
Tianyi Jiang(4)	16,979,834	9.4
Brian Brown(5)	2,106,229	1.2
Stephen CuUnjieng(6)	66,063	*
Jeff Epstein(7)	50,000	*
John Ho(8)	4,215,890	2.3
Jeffrey Teper(9)	66,063	*
Sophia Wu(10)	168,117	*
Andy Yong(11)	124,267	*
All current directors and executive officers as a group (9 persons)	41,624,794	22.8

* Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is C/O AvePoint, Inc., 525 Washington Blvd, Suite 1400 Jersey City, NJ, 07310.
(2)

Consists of shares of Common Stock issued upon exchange for shares of Series C Convertible Preferred shares of AvePoint held by Avatar Investment Opportunities, LLC, Avatar Investment Solutions (A), LLC and Avatar Investment Solutions 1, LLC. Redwood IV Finance 1, LLC is the managing member of Avatar Investment Opportunities, LLC. TCS Finance (A), LLC is the managing member of Avatar Investment Solutions (A), LLC. TCS Finance 1, LLC is the managing member of Avatar Investment Solutions 1, LLC. TSSP Opportunities GenPar IV, L.P. is the manager of Redwood IV Finance 1, LLC. TSSP Capital Solutions GenPar, L.P. is the manager of each of TCS Finance (A), LLC and TCS Finance 1, LLC. Each of TSSP Opportunities GenPar IV, L.P. and TSSP Capital Solutions GenPar, L.P. is ultimately indirectly controlled by Alan Waxman. The address for each of these entities is 2100 McKinney Avenue, Suite 1500, Dallas, Texas 72501. The principal business address for Mr. Waxman is c/o Sixth Street Partners, LLC, 345 California Street, Suite 3300, San Francisco, CA 94104.

(3)

Consists of (i) 17,239,634 shares of Common Stock issued in exchange for outstanding Legacy AvePoint Common Stock and (ii) 608,697 shares of Common Stock issuable pursuant to Exchanged Options exercisable within 60 days of July 1, 2021 (the “Ownership Date”). The 17,239,634 shares include (i) 4,788,670 shares held by Mr. Gong’s affiliate Giocoso Holdings LLC, (ii) 804,757 shares held by Mr. Gong’s affiliate Cadenza Holdings LLC and (iii) 239,431 shares held by Mr. Gong’s affiliate Vivace Holdings LLC, each of which Mr. Gong may be deemed to beneficially own, as well as 2,011,112 shares held by The Purple Harbor Trust, for which Mr. Gong is the trustee, 2,011,112 shares held by The Purple Cove Trust, for which Mr. Gong is the trustee, and 7,384,552 shares held by G Sonata Trust, for which Mr. Gong is the trustee. Mr. Gong holds sole voting and dispositive power with respect to the shares held of record by each trust.

(4)

Consists of (i) 14,291,427 shares of Common Stock issued in exchange for outstanding Legacy AvePoint Common Stock, (ii) 1,862,424 shares of Common Stock issuable on the earlier of (a) July 1, 2022 and (b) specified events including change of control of the Company, separation of service and Mr. Jiang’s disability or death, pursuant to an agreement between the Company and Mr. Jiang dated June 30, 2021 and (iii) 825,983 shares of Common Stock issuable pursuant to Exchanged Options exercisable within 60 days of the Ownership Date. The 14,291,427 shares include 3,902,404 shares held by Mr. Jiang’s affiliate River Valley Ltd. and 2,633,766 shares held by Red Kite LLC, which Mr. Jiang may be deemed to beneficially own, as well as 7,755,257 shares held by the Capella 2021 GRAT, for which Mr. Jiang is the trustee.

(5)

Consists of (i) 90,304 shares of Common Stock issued in exchange for outstanding Legacy AvePoint Common Stock, (ii) 1,732,488 shares of Common Stock issuable on the earlier of (a) July 1, 2022 and (b) specified events including change of control of the Company, separation of service and Mr. Brown’s disability or death, pursuant to an agreement between the Company and Mr. Brown dated June 30, 2021 and (iii) 283,437 shares of Common Stock issuable pursuant to Exchanged Options exercisable within 60 days of the Ownership Date.

(6)	Consists of 66,063 shares of Common Stock issuable pursuant to Exchanged Options exercisable within 60 days of the Ownership Date.
(7)	Consists of 50,000 shares of Common Stock purchased in the PIPE. These numbers are calculated without regard to Mr. Epstein’s membership interest in Apex Technology Sponsor LLC.
(8)

Consists of (i) 200,000 shares of Common Stock purchased in the PIPE and (ii) 4,015,890 shares of Common Stock issued in exchange for outstanding Legacy AvePoint Common Stock held by Mr. Ho’s affiliate, Balmoral Blue Limited, which Mr. Ho may be deemed to beneficially own.

(9)	Consists of 66,063 shares of Common Stock issuable pursuant to Exchanged Options exercisable within 60 days of the Ownership Date.
(10)	Consists of 168,117 shares of Common Stock issued in exchange for outstanding Legacy AvePoint Common Stock held by Ms. Wu’s spouse.
(11)

Consists of (i) 4,759 shares of Common Stock issued in exchange for outstanding Legacy AvePoint Common Stock and (ii) 119,508 shares of Common Stock issuable pursuant to Exchanged Options exercisable within 60 days of the Ownership Date.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain AvePoint Relationships and Related Party Transactions” and “Certain Apex Relationships and Related Party Transactions” beginning on pages 143 and 181, respectively, of the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Apex’s common stock and warrants were historically quoted on The Nasdaq Capital Market under the symbols “APXT” and “APXTW,” respectively. The Common Stock and Warrants began trading on The Nasdaq Global Market under the new trading symbols “AVPT” and “AVPTW,” respectively, on July 2, 2021.

In connection with the Closing, each Apex unit was separated into its components, which consisted of one share of Class A common stock and one-half of one warrant, and such units no longer exist. As of the Closing Date and following the completion of the Business Combination, the Company had 180,272,767 shares of the Common Stock issued and outstanding held of record by 98 holders, and 17,905,000 Warrants outstanding held of record by three holders.

Dividends

The Company has not paid dividends on its Common Stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning recent sales of unregistered securities.

Description of Registrant’s Securities

Common Stock

A description of the Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Apex’s Securities—Combined Company Common Stock Following the Business Combination” beginning on page 188 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Apex’s Securities—Warrants” beginning on page 190 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s consolidated financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 1, 2021, the Audit Committee of the Company’s board of directors approved the engagement of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Crowe previously served as the independent registered public accounting firm of Legacy AvePoint prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), Apex’s independent registered public accounting firm prior to the Business Combination, was informed on July 1, 2021 that it would be replaced by Crowe as the Company’s independent registered public accounting firm following the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2021.

Withum’s report of independent registered public accounting firm dated March 8, 2021 on the Apex consolidated balance sheet as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from April 19, 2019 (Apex’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about Apex’s ability to continue as a going concern.

During the period from April 19, 2019 (Apex’s inception) through December 31, 2020 and the subsequent interim period through July 1, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its reports on Apex’s financial statements for such periods. During the period from April 9, 2019 (Apex’s inception) through December 31, 2020 and the subsequent interim period through July 1, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Apex’s initial public offering, which resulted in the restatement of Apex’s financial statements as set forth in Amendment No. 1 to Apex’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 13, 2021.

During the period from April 9, 2019 (Apex’s inception) through December 31, 2020 and the subsequent interim period through July 1, 2021, (i) the Company did not (a) consult with Crowe as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that Crowe concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult Crowe on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Withum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Withum is attached hereto as Exhibit 16.1.

Item 5.01 Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of Apex has occurred, and the stockholders of Apex as of immediately prior to the Closing held 24.7% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the Apex stockholders considered and approved the Equity Incentive Plan. The Equity Incentive Plan was previously approved, subject to stockholder approval, by Apex’s board of directors on May 27, 2021. The Equity Incentive Plan became effective immediately upon the Closing.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 3—The Equity Incentive Plan Proposal” beginning on page 103 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.12 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the Apex stockholders considered and approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by Apex’s board of directors on May 27, 2021. The ESPP became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 4—The Employee Stock Purchase Plan Proposal” beginning on page 109 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.15 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Apex stockholders considered and approved, among other things, Proposal No. 2–The Charter Proposals (the “Charter Proposals”), which is described in greater detail in the Proxy Statement/Prospectus beginning on page 98 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on July 1, 2021, includes the amendments proposed by the Charter Proposals.

On July 1, 2021, the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of Apex’s Securities” beginning on page 188 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on July 1, 2021, the Company’s board of directors approved and adopted a new Code of Conduct applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investors section of the Company’s website at www.avepoint.com.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 71 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 1, 2021, the Company issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Legacy AvePoint as of and for the years ended December 31, 2018, 2019 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-20 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited consolidated financial statements of Legacy AvePoint for the three months ended March 31, 2020 and 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-1 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of Apex as of and for the year ended December 31, 2020 and as of and for the period from April 9, 2019 (Apex’s inception) to December 31, 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-50 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited consolidated financial statements of Apex as of and for the three months ended March 31, 2020 and 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-70 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 53 of the Proxy Statement/Prospectus and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date
2.1	Business Combination Agreement and Plan of Reorganization, dated November 23, 2020, by and among Apex, Merger Subs and AvePoint.	8-K	001-39048	2.1	March 9, 2021
2.2	Amendment No. 1 to Business Combination Agreement and Plan of Reorganization, dated December 30, 2020, by and among Apex, Merger Subs and AvePoint.	8-K	001-39048	1.1	December 30, 2020
2.3	Amendment No. 2 to Business Combination Agreement and Plan of Reorganization, dated March 8, 2021, by and among Apex, Merger Subs and AvePoint.	8-K	001-39048	2.1	March 9, 2021
2.4	Amendment No. 3 to Business Combination Agreement and Plan of Reorganization, dated May 18, 2021, by and among Apex, Merger Subs and AvePoint.	10-Q	001-39048	10.3	May 19, 2021
3.1*	Amended and Restated Certificate of Incorporation of AvePoint.
3.2*	Amended and Restated Bylaws of AvePoint.
4.1	Specimen Common Stock Certificate of AvePoint.	S-4	333-252712	4.4	May 20, 2021
10.1	Form of PIPE Subscription Agreement.	8-K	001-39048	10.7	November 23, 2020
10.2	Form of Amendment No. 1 to PIPE Subscription Agreements.	S-4	333-252712	10.15	May 20, 2021
10.3	Form of Lock-Up Agreement.	8-K	001-39048	10.3	November 23, 2020
10.4*	Amended and Restated Registration Rights Agreement.
10.5+	Form of Indemnification Agreement.	S-4	333-252712	10.29	May 20, 2021
10.6+*	AvePoint 2006 Equity Incentive Plan.
10.7+*	Form of Stock Option Grant Package under AvePoint 2006 Equity Incentive Plan.
10.8+*	Form of RSU Grant Package under 2006 Equity Incentive Plan.
10.9+	AvePoint 2016 Equity Incentive Plan.	S-4	333-252712	10.15	February 4, 2021

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date
10.10+	Form of Stock Option Grant Notice under AvePoint 2016 Equity Incentive Plan.	S-4	333-252712	10.16	February 4, 2021
10.11+	Form of Stock Option Agreement under 2016 Equity Incentive Plan.	S-4	333-252712	10.17	February 4, 2021
10.12+	AvePoint 2021 Equity Incentive Plan.	S-4	333-252712	10.18	February 4, 2021
10.13+*	Form of Stock Option Grant Package under AvePoint 2021 Equity Incentive Plan.
10.14+*	Form of RSU Grant Package under AvePoint 2021 Equity Incentive Plan.
10.15+	AvePoint 2021 Employee Stock Purchase Plan.	S-4	333-252712	10.19	February 4, 2021
10.16	Lease, dated April 4, 2017, by and between AvePoint and MEPT Newport Tower LLC.	S-4	333-252712	10.20	February 4, 2021
10.17+	Employment Agreement, dated January 1, 2021, by and between AvePoint and Xunkai Gong.	S-4	333-252712	10.21	February 4, 2021
10.18+	Employment Agreement, dated January 1, 2021, by and between AvePoint and Tianyi Jiang.	S-4	333-252712	10.22	February 4, 2021
10.19+	Employment Agreement, dated January 1, 2021, by and between AvePoint and Brian Brown.	S-4	333-252712	10.23	February 4, 2021
10.20†^	Loan and Security Agreement, dated April 7, 2020, by and between HSBC Ventures USA Inc. and AvePoint.	S-4	333-252712	10.24	February 4, 2021
10.21†*	Amendment No. 1 to the Loan and Security Agreement, dated July 1, 2021, by and between AvePoint Operations Inc. (f/k/a AvePoint, Inc.), HSBC Ventures USA Inc. and AvePoint US, LLC.
10.22*	Assignment and Assumption Agreement, dated July 1, 2021, by and between AvePoint Operations, Inc. (f/k/a AvePoint, Inc.), HSBC Ventures USA Inc. and AvePoint US, LLC.
10.23*	Pledge Agreement, dated July 1, 2021, by and among AvePoint, Inc. and HSBC Ventures USA Inc.
10.24*	Limited Guaranty, dated July 1, 2021, by and among AvePoint, Inc. and HSBC Ventures USA Inc.
16.1*	Letter from WithumSmith+Brown, PC

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date
21.1*	List of Subsidiaries
99.1*	Press Release dated July 1, 2021

*	Filed herewith.
†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request

+	Indicates a management contract or compensatory plan, contract or arrangement.
^

Portions of this exhibit have been omitted as the Registrant have determined that the omitted information (i) is not material and (ii) is the type that the Registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEPOINT, INC.
Dated: July 7, 2021
	By:	/s/ Brian Brown
Brian Brown
Chief Operating Officer, General Counsel and Secretary